[BANK OF TOKYO-MITSUBISHI]

April 16, 1999





                             ACCEPTANCE OF EXTENSION

To:      The Talbots, Inc.

Re: Credit Agreement dated as of April 17, 1998 between The Talbots, Inc. as borrower and The Bank of Tokyo-Mitsubishi, Ltd. New York Branch as Lender (the "Agreement")

Dear Sirs:

                  Pursuant to Section 1(h) of the Agreement we hereby accept your request for one year extension of the Credit Facility Termination Date (as defined in the Agreement) so that the Credit Facility Termination Date would expire on April 17, 2001.

                                      Very Truly yours,

                                      THE BANK OF TOKYO-MITSUBISHI, LTD.
                                      The New York Branch


                                      /s/ Takaharu Saegusa
                                      Takaharu Saegusa
                                      Deputy General Manager


cc:      Mr. N. Kaida
         JUSCO (U.S.A), Inc.

[BANK OF TOKYO-MITSUBISHI]

                                                            January 29, 1999





                             ACCEPTANCE OF EXTENSION

To:      The Talbots, Inc.

                  Re: Revolving Credit Agreement dated as of January 25, 1994, First Amendment, dated November 21, 1995, and Second Amendment dated April 18, 1996, between The Talbots, Inc., as borrower and Bank of Tokyo-Mitsubishi Trust Company as Lender (the "Agreement")

Dear Sirs:

                  Pursuant to Section 14(j)(ii) of this Agreement we hereby accept your request for one year extension of the Revolving Credit Period (as defined in the Agreement) so that the Revolving Credit Period would expire on January 29, 2001.

                                 Very Truly yours,

                                 THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                 /s/ Osamu Miki
                                 Osamu Miki
                                 Authorized Signer


cc:      Mr. N. Kaida
         JUSCO (U.S.A), Inc.

[THE SAKURA BANK, LIMITED, New York Branch]

January 28, 1999


Mr. Edward L. Larsen
Senior Vice President
THE TALBOTS, INC.
175 Beal Street
Hingham, MA 02043


Re: Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995 and on April 18, 1996, among The Talbots, Inc. as borrower, and The Sakura Bank, Limited, (the "Agreement")



                  Pursuant to Section 14(j), we hereby inform you that we extended the Revolving Credit Facility (as defined in the Agreement), which will expire on January 28, 2000 so that it would expire on February 10, 2000.



                                                     Very Truly yours,

                                                     THE SAKURA BANK, LIMITED
                                                     New York Branch


                                                     /s/ Yoichi Sawabe
                                                     Yoichi Sawabe
                                                     Vice President


cc:      Mr. Natsuki Kaida
         Vice President & Treasurer
         JUSCO (U.S.A), Inc.

[THE DAI-ICHI KANGYO BANK, LTD.]

                                                        January 28, 1999



The Talbots, Inc.
175 Beal Street
Hingham, MA 02043


                            CONFIRMATION OF EXTENSION





                  Re: Revolving credit agreement dated as of January 25, 1994, First Amendment dated November 21, 1995, Second Amendment dated April 18, 1996 and Third Amendment dated April 17, 1998 between the Talbots, Inc., as borrower, and The Dai-Ichi Kangyo Bank, Limited (the "Agreement")

Dear Sirs:



                  We are pleased to confirm with you the one year extension of the Revolving Credit according to Section 14 (j)(ii) of the Agreement. The new expiry dated January 28, 2001.

                               Very truly yours,

                               THE DAI-ICHI KANGYO BANK, LIMITED
                               New York Branch

                               /s/ Takashi Horie
                               Takashi Horie
                               Vice President & Department Head

                           FOURTH AMENDMENT AGREEMENT


                  THIS FOURTH AMENDMENT AGREEMENT (this "Amendment") is made as of April 16, 1999 between The Talbots, Inc. (the "Borrower") and The Norinchukin Bank, New York Branch (the "Bank").

                              W I T N E S S E T H:

                  WHEREAS,  the  parties  hereto are  parties  to the  Revolving
Credit Agreement, dated as of January 25, 1994, as amended by the First Amendment, dated as of November 21, 1995, the Second Amendment, dated as of April 18, 1996, and the Third Amendment, dated as of April 17, 1998 (as so amended, the "Revolving Credit Agreement"); Capitalized terms which are used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Revolving Credit Agreement); and

                  WHEREAS, the parties hereto desire to make certain amendments to the Revolving Credit Agreement as hereinafter set forth;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Amendments to the Revolving Credit Agreement. The Bank and the Borrower hereby agree to amend the Revolving Credit Agreement as follows:

                  (a) The  definition  of "LIBOR  Reference  Bank"  contained in
Section 1 of the Revolving Credit Agreement is hereby amended by deleting the reference to "The Bank of Tolyo, Ltd." And inserting in lieu thereof a reference to "The Norinchukin Bank".

                  (b) Section 5(a) of the Revolving Credit Agreement is hereby amended by deleting the reference to "one-half of one percent (0.5%)" and inserting in lieu thereof a reference to "sixty-five one hundredths of one percent (0.65%).

                  2. Revolving Credit Period. The parties hereto agree that the current Revolving Credit Period shall mean a period to and including April 17, 2001.

                  3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  4.  Expenses.  The  Borrower  agrees  to  pay  all  reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation of this Assignment or with any amendments, modifications or waivers of the provisions hereof or o f the Revolving Credit Agreement or incurred by the Bank in connection with the enforcement or protection of its rights in connection with any pending or threatened action, proceeding or investigation relating to the foregoing, including but not limited to, the reasonable fees and disbursements of counsel for the bank.

                  5. Further Assurance. Each parties hereto shall promptly execute and deliver all such other agreements, certificates, instruments or documents and do and perform or cause to be done and performed all such further acts and things as may be reasonable requested by the other party in order to carry out the intent and purposes of this Amendment.

                  6. Full Force and Effect; Ratification. (a) All references to the Revolving Credit Agreement shall be deemed to refer to the Revolving Credit Agreement as amended by this Amendment, and the term "this Agreement" and the words "hereof", "herein", "hereunder" and words of similar import, as used in the Revolving Credit Agreement, shall mean the Revolving Credit Agreement as amended hereby.

                  (b) Except as expressly set forth herein this Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Revolving Credit Agreement, and the Revolving Credit Agreement, as amended hereby, remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

                  7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                            (signatures on next page)

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by the authorized officers.

                                             THE TALBOTS, INC.

                                                /s/ Edward L. Larsen
                                             By---------------------
                                                 Name:
                                                 Title:


                                             THE NORINCHUKIN BANK
                                             NEW YORK BRANCH


                                                 /s/ Kohei Hara
                                             By-----------------------
                                                 Name:   Kohei Hara
                                                 Title:  Joint General Manager